UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 26, 2012, Farmers National Banc Corp. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) for the purposes of: (i) electing three directors for a term expiring at the 2015 Annual Meeting of Shareholders; (ii) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iii) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (iv) adopting a proposal to amend Article XIII of the Company’s Articles of Incorporation, as amended (the “Articles”), to eliminate pre-emptive rights; (v) adopting and approving the Farmers National Banc Corp. 2012 Equity Incentive Plan (the “2012 Incentive Plan”); and (vi) approving the adjournment of the 2012 Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the 2012 Annual Meeting to adopt the proposed amendment to the Articles. As of the close of business on March 7, 2012, the record date for the 2012 Annual Meeting, 18,780,560 common shares were outstanding and entitled to vote. At the Annual Meeting, 15,111,977, or approximately 80.46%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the 2012 Annual Meeting are as follows:

1.	The three nominees for director were elected to serve a three-year term ending at the 2015 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Lance J. Ciroli	12,375,102	447,956	2,288,919
Anne Frederick Crawford	11,948,791	874,267	2,288,919
David Z. Paull	12,400,370	422,688	2,288,919

2.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,563,349	359,017	189,611	—

3.	By the following vote, the shareholders approved an advisory vote on the 2011 compensation paid to the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,797,712	1,589,177	436,169	2,288,919

4.	By the following vote, the shareholders did not approve the proposal to amend Article XIII of the Articles to eliminate pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,811,030	1,791,413	220,615	2,288,919

5.	By the following vote, the shareholders adopted and approved the 2012 Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,978,616	1,501,089	343,353	2,288,919

6.	By the following vote, the shareholders approved the adjournment of the 2012 Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the 2012 Annual Meeting to adopt the proposed amendment to the Articles:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,664,627	2,151,347	296,003	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Carl D. Culp
Carl D. Culp Executive Vice President, Chief Financial Officer and Treasurer

Date: May 1, 2012